Nuance Concentrated Value Long-Short Fund Summary Prospectus August 28, 2019 Institutional Class NCLSX Investor Class NCLIX
Before you invest, you may want to review Nuance Concentrated Value Long-Short Fund’s (the "Fund") prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated August 28, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund on its website at http://www.nuanceinvestments.com/concentrated-value-long-short-fund. You can also get this information at no cost by calling the Fund (toll-free) at 1-855-NUANCE3 (1-855-682-6233) or by sending an e-mail request to client.services@nuanceinvestments.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (http://www.nuanceinvestments.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-NUANCE3 (1-855-682-6233) or by sending an e-mail request to client.services@nuanceinvestments.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-NUANCE3 (1-855-682-6233) or send an e-mail request to client.services@nuanceinvestments.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Investment Objective
The objective of the Fund is to provide long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Shareholder Servicing Plan Fees(1)	0.15%	0.15%
Other Expenses	0.58%	0.58%
Dividend and Interest Expense on Short Sales	2.04%	2.04%
Acquired Fund Fees and Expenses (1)	0.02%	0.02%
Total Annual Fund Operating Expenses	4.04%	3.79%
Less: Fee Waiver (1) (2)	-0.43%	-0.43%
Total Annual Fund Operating Expenses After Fee Waiver (1) (2)	3.61%	3.36%

(1)
The Total Annual Fund Operating Expenses After Fee Waiver do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available (but unused) shareholder servicing plan fees and acquired fund fees and expenses (“AFFE”).

(2)
Nuance Investments, LLC (the “Adviser”) has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.55% of the average daily net assets of the Investor Class and 1.30% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least August 28, 2020.Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$364	$1,191	$2,034	$4,213
Institutional Class	$339	$1,119	$1,917	$4,000

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by taking long positions in securities priced below, and short positions in securities priced above, their estimated intrinsic value as determined by Nuance Investments, LLC (the “Adviser”). Under normal market conditions, the Fund will take long positions in 15-35 securities, and will take short positions in up to 50 securities, with both the long and short positions consisting primarily of common stocks of any capitalization of companies organized in the United States. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells, at the current market price, a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund subsequently is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it realized by selling it earlier. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Although the Fund will invest primarily in the common stocks of U.S. companies, the Fund may invest up to 25% of its long assets in American Depositary Receipts ("ADRs") or common stocks of foreign companies that are classified as “developed” by MSCI, Inc. (“MSCI”). Nuance utilizes MSCI to classify its international holdings. The country classification of a company is generally determined by the company’s country of incorporation and the primary listing of its securities. MSCI will classify a company in the country of incorporation if its securities have a primary listing in that country. In such cases where a company’s securities have a primary listing outside of the country of incorporation an additional analysis is performed to determine the company’s country classification. In addition to the company’s country of incorporation and the location of the primary listing, MSCI considers secondary listings, if any, geographic distribution of shareholder base, location of headquarters, geographic distribution of operations, company history, and the country in which investors consider the company to be most appropriately classified. As of June 30, 2019, the following countries were classified as “developed” by MSCI: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States.

The Adviser selects securities for the Fund’s investment portfolio by using a classic value strategy that employs extensive quantitative screening and a bottom-up fundamental research process. When selecting securities to hold long, the Adviser seeks to identify leading businesses selling at a discount to fair value, with the potential to generate above-average rates of return over time. The Adviser searches across a range of industries and market sectors for companies that the Adviser believes are high quality, though temporarily out of favor. The Adviser seeks to select companies that have leading and sustainable competitive positions and above-average financial strength that trade at a discount to the Adviser’s internal view of intrinsic value and that also display downside protection. When selecting securities to sell short, the Adviser seeks to identify companies across a range of industries and sectors that have average or below average competitive positions and unattractive risk reward profiles. From time to time, the Fund may focus its investments in securities of companies in the same economic sector, including the financial sector.

The Adviser will sell an investment held long when it achieves or surpasses the Adviser’s proprietary view of intrinsic value or when its competitive position or financial situation erodes beyond the Adviser’s expectations. Conversely, the Adviser will close a short position, or buy the security to cover a short investment, when the security no longer has an attractive risk reward profile or when the security’s competitive position or financial situation improves beyond the Adviser’s expectations. The Adviser expects the Fund’s active trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

The Fund intends to maintain net exposure (the market value of long positions minus the market value of short positions) of between 100% net long and 25% net short. Under normal market conditions, the Fund’s long positions may range from 75% to 100% and its short positions may range from 0% to 100%.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Value-Style Investing Risk. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Sector Emphasis Risk. The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Foreign Securities Risk. Investments in securities of foreign companies involves risks not ordinarily associated with investments in securities and instruments of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

Short Sales Risk. In establishing a short position in a security, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security or closes out the position, the Fund will experience a loss. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs that the Fund must pay to a lender of the security. Because the Fund may invest the proceeds of a short sale, another risk of short selling is similar to the effect of leverage, in that it amplifies changes in the Fund’s NAV and may increase losses and the volatility of returns. The extent of such loss, because it stems from increases in the value of the security sold short, is theoretically unlimited.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year. Figures shown in the bar chart are for the Fund’s Institutional Class returns. Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average annual total returns over time compared with broad-based securities market indices. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Fund’s website at http://www.nuanceinvestments.com/concentrated-value-long-short-fund or by calling 1-855-NUANCE3 (1-855-682-6233).

Calendar Year Total Returns as of December 31, 2018:

Best Quarter	Worst Quarter
Q4 2018 7.97%	Q3 2018 -3.76%

Year-to-Date as of June 30, 2019
0.85%

Average Annual Total Returns for the periods ended December 31, 2018
	One Year	Since Inception (12/31/2015)
Institutional Class Shares
Return Before Taxes	5.35%	6.61%
Return After Taxes on Distributions	3.70%	5.26%
Return After Taxes on Distributions and Sale of Fund Shares	4.33%	4.86%
Investor Class Shares
Return Before Taxes	5.11%	6.27%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	9.26%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Nuance Investments, LLC is the Fund’s investment adviser.

Portfolio Manager
Scott A. Moore, CFA, President and Chief Investment Officer of the Adviser since November 2008, is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since its inception in December 2015.

Chad Baumler, CFA, Vice President, is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since its inception in December 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Nuance Concentrated Value Long-Short Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 1-855-NUANCE3 (1-855-682-6233), by wire transfer, or through a financial intermediary. The minimum initial and subsequent investment amounts for each share class are shown below. The Fund may reduce or waive the minimums in its sole discretion.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$10,000
Subsequent Minimum Investment	$100	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.